                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 13, 2002
                        (Date of earliest event reported)


                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New York                       1-2360                     13-0871985
------------------------      ------------------------      --------------------
(State of Incorporation)      (Commission File Number)         (IRS employer
                                                             Identification No.)

             ARMONK, NEW YORK                                      10504
  ----------------------------------------                       ----------
  (Address of principal executive offices)                       (Zip Code)



                                  914-499-1900
                         -------------------------------
                         (Registrant's telephone number)

Item 5. Other Events

      Attachments I and II of this Form 8-K are certain remarks delivered by IBM's Chief Financial Officer, John R. Joyce, at IBM's Fall 2002 Securities Analysts meeting on Wednesday, November 13, 2002. Attachments III through VI are the charts for presentations at that meeting by (i) John R. Joyce,
(ii) Ginni Rometty, GM, IBM Business Consulting Services and (iii) Dr. John E. Kelly III, Senior Vice President and Group Executive, Technology Group.

      IBM's web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: November 13, 2002


                                            By:     /s/ Robert F. Woods
                                               -------------------------------
                                                     (Robert F. Woods)
                                                Vice President and Controller

                                                                    Attachment I



         John Joyce's remarks included the following comments:

         "Now, as promised, 2003. The street's current average for revenue expectations sees us getting back to some growth next year. And in light of the current GDP estimates we think this is a reasonable objective.

         And based on that revenue growth and coupled with all that we discussed here today the street's average estimate for growth and earnings per share for 2003 is also reasonable.

         So we are going into 2003 based on all the things that you heard today in a very, very good position to gain share regardless of the opportunity. But, when this industry does turn around, we are going to be the one company that can do all of this."

                                                                   ATTACHMENT II



The Q&A session included the following comments:

QUESTION: "Just want to follow up on a question that was asked about the pension issue. Some people were surprised recently when you filed to contribute shares into the pension fund to cover your liability.

And given that IBM's been generally a purchaser of your own shares as opposed to an issuer, two things. One, can you tell us what's the message that you were trying to convey there? I mean, you haven't issued shares; you just have the option of doing it.

And two, does this prevent you from doing your own share repurchase or any other things like acquisitions? And on my second question, why don't you address that first?"

ANSWER FROM JOHN JOYCE: "First, the consideration to use stock was simply to give us flexibility. We decided that as I stated in our October meeting, that we would fund our pension plans and we were considering contributing $1.5 billion a year until the US plan is fully funded by 2005. That's what I said.

You know, and I had different options. We have different options. One of those options is to use stock. And so that's what we thought. But it was simply for the flexibility. And we'll make that decision as we go through time.

Now, the decision on the amount and timing, we still have...we have not decided yet. I'm telling you where we are at this point in time. And any decision is obviously dependent on many variables, and there are a number of alternatives on timing and on the amount. And so that's where we are today relative to the pension.

Now, to your second point, $21 billion of free cash flow over the last couple of years. We think that we have a strong balance sheet and that we will be able to deal with any of these issues as we go forward."

                                ATTACHMENT III
                                                    [IBM LOGO]

Fall Security Analyst Meeting



         JOHN R. JOYCE
         SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER


IBM Fall Security Analyst Meeting / November 13, 2002   (C) 2002 IBM Corporation

Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995.

Those statements involve a number of factors that could cause actual results to differ materially.

Additional information concerning these factors is contained in the Company's filing with the SEC. Copies are available from the SEC, from the IBM Web site, or from IBM Investor Relations.

Agenda

         John Joyce - Introduction
         Mike Lawrie - Customer-Driven Go-to-Market Strategy
         Ginni Rometty - Creating Value with Business Consulting Services Linda Sanford - IBM e-business On Demand Transformation
         Bob Moffat - Supply Chain Management across IBM
         John Kelly - Technology Group: The New Business Model
         John Joyce - Closing Remarks

                                                                   ATTACHMENT IV

                                                                     [IBM LOGO]


CREATING VALUE WITH
BUSINESS CONSULTING SERVICES



                GINNI ROMETTY
                GENERAL MANAGER
                IBM BUSINESS CONSULTING SERVICES




IBM Fall Security Analyst Meeting / November 13, 2002  (c) 2002 IBM Corporation

              What Distinguishes IBM Business Consulting Services


                                  RAPID,                             GREATER
               INNOVATIVE    +   EFFECTIVE        +   REDUCED    =   CLIENT
               THINKING          EXECUTION            RISK            VALUE

- IDEAS TO BENEFITS -- A SINGLE, TRUSTED PARTNER ACCOUNTABLE FOR RESULTS
- UNMATCHED BREADTH OF CAPABILITIES AND PROCESS SKILLS TO LEAD CLIENTS TO ON DEMAND
- NEW CATEGORY FOR GROWTH -- BUSINESS TRANSFORMATION OUTSOURCING
- GLOBAL, INDUSTRY-FOCUSED OPERATING AND GO-TO-MARKET MODEL
- ON TRACK, RAPID INTEGRATION OF PWC CONSULTING

Leading Clients to the On Demand Era

ON DEMAND
BUSINESS

    RESPONSIVE

    VARIABLE                [AVENTIS LOGO]                            [BP LOGO]

    RESLILENT
                                  [EMPIRE BLUECROSS BLUESHIELD LOGO]
    FOCUSED

              A New Category: Business Transformation Outsourcing


        PROCESS & INTEGRATION                APPLICATIONS              IT OUTSOURCING

                              BUSINESS TRANSFORMATION OUTSOURCING
        --------------------------------------------------------------------------------

          PROCESS TRANSFORMATION
        --------------------------

                                 APPLICATION OUTSOURCING
                       ----------------------------------------------


                                                            INFRASTRUCTURE OUTSOURCING
                                                          ------------------------------
VALUE        BUSINESS PROCESS OUTSOURCING
ADD        ---------------------------------------------------

Strong Market Opportunity Is Emerging



                                    [GRAPH]

"Omitted graphic is available on IBM's website (www.IBM.com)."

The global market for BPO is forecast to grow 10% annually from $124B in 2000 to $179B in 2005


SOURCE: Gartner Dataquest, "Outsourcing Forecast Update: Feeling the Pain,"
        July 2002

Our Global Operating Model



        IBM Business Consulting Services

"Omitted graphic is available on IBM's website (www.IBM.com)."

Unrivaled Depth in 18 Industries: Pharmaceuticals Industry-leading intellectual property










                                   [PICTURES]


"Omitted graphic is available on IBM's website (www.IBM.com)."

Unrivaled Depth in 18 Industries:  Pharmaceuticals Specialized practitioners



                                     [MAP]


"Omitted graphic is available on IBM's website (www.IBM.com)."

Unrivaled Depth in 18 Industries: Pharmaceuticals Solutions that fuse business insight & technology

                      - GXPHARMA
                      - DISCOVERYLINK
                      - CLINICAL INFORMATION EXCHANGE
                      - DRUG DISCOVERY FACTORY
                      - SPEEDTRIAL (E-CLINICAL)
                      - KNOWLEDGE MANAGEMENT
                      - REGULATORY COMPLIANCE

Unrivaled Depth in 18 Industries:  Pharmaceuticals
Marquee clients




                                    [LOGOS]

"Omitted graphics are available on IBM's website (www.IBM.com)."

UNRIVALED DEPTH IN 18 INDUSTRIES...





        - INDUSTRY-LEADING INTELLECTUAL PROPERTY
        - SPECIALIZED PRACTITIONERS
        - SOLUTIONS THAT FUSE BUSINESS INSIGHT & TECHNOLOGY
        - MARQUEE CLIENTS





                                 . . . GLOBALLY

Integration of PwC Consulting Is on Track


          - PHASE I: ONE FACE TO THE CLIENT
              - Completed on target - October 2

          - PHASE II: ONE TEAM
              - On track - January 1

          - INTEGRATION PRINCIPLES
            1.  Prioritize clients first
            2.  Adopt and go
            3.  Move with speed

Creating Value with Business Consulting Services


     - KEY ACTIONS IN 4Q TO DRIVE BUSINESS PERFORMANCE
         - Reestablish relationships with prior PwC audit clients
         - Maintain objectivity and enhance channel relationships
         - Restructure to capture synergies

     - BCS WILL MATURE OVER 2003 & 2004
         - Serve clients with deep industry expertise
         - Build out industry solutions and derive full benefit from ISV relationships
         - Lead client migration to On Demand and BTO
         - Leverage the breadth of IBM
         - Exploit flexible labor sourcing

     - BUSINESS MODEL OBJECTIVES
         - Within two years:
             - Double-digit revenue growth
             - Pre-tax profit margins of 10%

                                                                    ATTACHMENT V

                                                                      [IBM logo]

IBM TECHNOLOGY GROUP

DR. JOHN E. KELLY III
SENIOR VICE PRESIDENT AND GROUP EXECUTIVE
TECHNOLOGY GROUP

IBM Fall Security Analyst Meeting/November 13, 2002    (c) 2002 IBM Corporation

TECHNOLOGY GROUP OBJECTIVES


- LEADERSHIP TECHNOLOGY

- SUPPORT IBM SYSTEMS DIVISIONS

- OEM BUSINESS FOR GROWTH AND SCALE

- MANAGE PORTFOLIO FOR PROFITABILITY

Power 4+ Processor


Increasing our lead:

Transistors                184M
Ground rules               130nm
Cache                      1.5MB
GHz                        1.45

                           8 CPUs
                           4 Chips


Brings together IBM advances in:

    - Copper interconnects
    - SOI
    - Advanced packaging
    - Advanced
      architecture
    - System-on-chip
    - 130nm

TG OEM EVOLUTION


HIGH VOLUME                                              HIGH VALUE
     ------                                                   -----
COMMODITY                    PORTFOLIO SHIFT  >          (IP) CUSTOM
(PC DRIVEN)                                              OFFERINGS


1993                                                   2002
------------------------------------------------------------------------------>
LAUNCH AND             GROW                           REFOCUS MD
GROW OEM               - ASICS #1                     - INCREASE ASICS LEAD
BUSINESS               - CUSTOM LOGIC                 - POWERPC
                       - IP INCOME                    - HIGH PERFORMANCE FOUNDRY
                       EXIT                           ENGINEERING &
                       - DRAMS - DISPLAYS - HDDS      TECHNOLOGY SERVICES

Driving to a Balanced OEM Portfolio


        Segments

        IT    77%              IT    49%          PVC    42%
        PVC   19%              NW    28%          IT     34%
        NW     4%              PVC   23%          NW     23%


                                  [Pie Charts]


        Offerings

        STD PROD    74%          STD PROD    57%          ASIC/SOC    38%
        FOUNDRY     18%          ASIC/SOC    22%          FOUNDRY     36%
        ASIC         8%          FOUNDRY     21%          STD PROD    26%


                                  [Pie Charts]



1996                                   2000                            2004
Results                                Results                         Target

Intellectual Property (IP) Assets


 Skills

Know How
Patents

                   2001 Patents*                        IBM         1126
                                                        MICRO

                                   [Bar Chart]          INTEL       809
                                                        TI          799
                                                        MOTOROLA    778

- IBM ranked #1 in U.S. patents from 1993 to 2001
- IBM generated over 3400 patents in 2001

*US Patent Office/IBM

Technology Know How










                                    [Graph]


"Omitted graphic is available on IBM's website (www.IBM.com)."











Optimized High Performance / Low Power

Ramping the World's Most Advanced 300mm Fab






                                    [Graph]



"Omitted graphic is available on IBM's website (www.IBM.com)."

POWERPC The World's Most Scalable Architecture








   [Graphic]




"Omitted graphic is available on IBM's website (www.IBM.com)."

POWERPC The World's Most Scalable Architecture








   [Graphic]




"Omitted graphic is available on IBM's website (www.IBM.com)."

Engineering & Technology Services (ETS)


Skills
Know How
Patents


      ETS Portfolio of Practices

Chip Solutions
 - SoC Design Services
 - Custom Circuit Design Services
 - Technology Optimization and Migration
   Services

System Solutions
 - System Architecture and Design Services
 - High Performance Packaging Services
 - Power and Mechanical Design Services

Business Solutions
 - Manufacturing Process Consulting
 - IP Management Consulting
 - Verification and e-Design


Design Outsourcing Services

Strength of IBM's Global Resource Team


"Omitted graphic is available on IBM's website (www.IBM.com)."

TG CORE BUSINESS MODEL OBJECTIVES

      - WE HAVE TAKEN THE NECESSARY ACTIONS TO POSITION THE
        BUSINESS GOING FORWARD
         - PORTFOLIO SHIFTED
         - MICROELECTRONICS RESTRUCTURED / REFOCUSED
         - LAUNCHED TECHNOLOGY-BASED SERVICES BUSINESS

      - IMPROVING SHORT-TERM FINANCIAL PERFORMANCE
         - 3Q IMPROVED SEQUENTIALLY AND YTY
         - TARGETING 4Q PROFITABILITY
         - EXPECT 2003 PROFITABILITY

      - STEADY-STATE BUSINESS MODEL OBJECTIVES
         - EXTERNAL REVENUE GROWTH >10% PER YEAR
         - GROSS MARGINS >30%
         - PRE-TAX MARGIN >10%
         - POSITIVE CASH FLOW

IBM TECHNOLOGY

                                 ATTACHMENT VI

                                                                      [IBM LOGO]

Fall Security Analyst Meeting



       John R. Joyce
       Senior Vice President & Chief Financial Officer





IBM Fall Security Analyst Meeting / November 13, 2002   (c) 2002 IBM Corporation

Fundamentals of Financial Strength

          - Industry attractiveness
          - Leadership position
          - Consistent superior returns
          - Strategic investments
          - Focus on improved profitability
          - Ability to generate cash

IT Industry Remains Attractive

                  IT Industry Growth vs. WW GDP Growth

                                    [Graph]


"Omitted graphic is available on IBM's website (www.IBM.com)."

Fundamentals of Financial Strength

          - Industry attractiveness
          - LEADERSHIP POSITION
          - Consistent superior returns
          - Strategic investments
          - Focus on improved profitability
          - Ability to generate cash

Well Positioned in the Industry


    SECTOR LEADERSHIP                    INDUSTRY LEADERSHIP
  #1 Financial Services                #1 Strategic Outsourcing
  #1 Communications                    #1 Integrated Technology Services
  #1 Distribution                      #1 Business Consulting Services
  #1 Public                            #1 Middleware
  #2 Industrial                           #1 WebSphere
  #3 Small & Medium Business              #1 Data Management
                                       #1 Servers
                                       #1 ASIC
                                       #2 Storage
                                       #3 PCs

Fundamentals of Financial Strength

          - Industry attractiveness
          - Leadership position
          - CONSISTENT SUPERIOR RETURNS
          - Strategic investments
          - Focus on improved profitability
          - Ability to generate cash

Historical Return on Invested Capital

                                    [Graph]


"Omitted graphic is available on IBM's website (www.IBM.com)."

Target Investments to High ROIC Segments

                                    [Graph]


"Omitted graphic is available on IBM's website (www.IBM.com)."

Fundamentals of Financial Strength

          - Industry attractiveness
          - Leadership position
          - Consistent superior returns
          - STRATEGIC INVESTMENTS
          - Focus on improved profitability
          - Ability to generate cash

Focused Investment for Growth


  Research & Development:       Capital Expenditures:          Acquisitions:
         $5B                           $5B                           $5B
- Leading products            - Technology                   - Services
     - WebSphere                   - 300mm                        - PwCC
     - DB2                    - Services                          - Mainspring
     - Servers                     - Strategic Outsourcing    - Software
     - Storage Systems        - Global financing                  - Informix
     - ASIC                                                       - ACCESS360
- Emerging growth areas                                           - CrossWorlds
     - e-Sourcing                                                 - Trellisoft
     - Grid                                                       - Holosofx
     - Autonomic                                                  - Metamerge
     - Linux
     - Life Sciences

Fundamentals of Financial Strength

          - Industry attractiveness
          - Leadership position
          - Consistent superior returns
          - Strategic investments
          - FOCUS ON IMPROVED PROFITABILITY
          - Ability to generate cash

Aggressive Cost and Expense Management

          - Focus on end-to-end cost management
             - Integrated Supply Chain initiative
             - Global Services scale advantage
             - Selective manufacturing outsourcing

          - Continue to drive expense improvements
             - Leverage RD&E across platforms
             - Continuously improve productivity
             - Generate IP income

          - Divest non-strategic businesses
             - HDD, DBU, Optical, Consumer PC Channel

Fundamentals of Financial Strength

          - Industry attractiveness
          - Leadership position
          - Consistent superior returns
          - Strategic investments
          - Focus on improved profitability
          - ABILITY TO GENERATE CASH

Summary

          - IT industry to grow faster than WW GDP

          - Positioned to outpace industry
              - Leverage leadership positions and On Demand initiatives to grow share

          - Disciplined investment in faster growing, higher ROIC segments of the market
              - Research & development, capital expenditures, strategic
                acquisitions

          - Continue to drive down cost & expense

          - Generate sustainable free cash flow
              - $21B free cash flow from 1999-2001